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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in this Annual Report (Form 10-K) of Focal, Inc. of our report dated February 2, 1998, included in the 1997 Annual Report to Stockholders of Focal, Inc.

                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 25, 1998